Exhibit 10.10


                              VAT ESCROW AGREEMENT


     This VAT ESCROW AGREEMENT (this "Agreement") is entered into and effective as of this 15th day of December, 2004, by and among KANSAS CITY SOUTHERN, a Delaware corporation ("KCS"), KARA SUB, INC., a Delaware corporation, KCS INVESTMENT I, LTD., a Delaware corporation, KCS ACQUISITION SUBSIDIARY, INC., a Delaware corporation, CAYMEX TRANSPORTATION, INC., a Delaware corporation, GRUPO TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("TMM"), TMM HOLDINGS, S.A. de C.V., and TMM MULTIMODAL, S.A. de C.V., and a subsidiary of TMMH ("MM") (collectively, the "Parties") and The Bank of Nova Scotia Trust Company of New York (the "Escrow Agent).

     WHEREAS, pursuant to Section 7.13 of the Amended and Restated Acquisition Agreement dated as of the date hereof among the Parties and the other parties named therein (the "Acquisition Agreement") certain funds, in the form of a promissory note, are to be deposited in escrow (the "VAT Escrow"); and

     WHEREAS, the Parties desire to appoint the Escrow Agent to hold the VAT Escrow (defined below) on the terms and conditions set forth in this Escrow Agreement and the Escrow Agent is willing to serve in that capacity.

     NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, it is hereby agreed by and among the Parties and the Escrow Agent as follows:

     1. APPOINTMENT AND DEPOSIT INTO ESCROW.

          (a) The Parties hereby appoint the Escrow Agent to serve as escrow agent hereunder. In accordance with and subject to the terms and provision hereof, the Escrow Agent accepts such appointment and agrees to hold and distribute the VAT Escrow in accordance with the terms hereof.

          (b) On the later to occur (the "Deposit Date") of (i) the Closing Date, or (ii) the Final Resolution of the VAT Claim and Put (as those terms are defined in the Acquisition Agreement), KCS shall deliver to the Escrow Agent, to be held by the Escrow Agent in the VAT Escrow, and reduced and released only pursuant to the terms and conditions of this VAT Escrow Agreement, a promissory note of KCS in the principal amount of $40 million (the "VAT Escrow Note").

          (c) The principal amount of VAT Escrow Note shall be reduced only upon the occurrence of any of the following:

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               (i) If the Escrow Agent receives joint written  instructions from
          KCS and TMM to make such reduction, specifying the amount thereof;

               (ii) If the Escrow Agent receives written instructions from KCS to make such reduction, specifying the amount thereof, simultaneously copied and sent by same means to TMM, and the Escrow Agent does not receive written objection from TMM within ten (10) Business Days (defined below) of the date such instructions are received by the Escrow Agent. As used herein, the term "Business Day" shall mean a day of the year on which national banks in New York, New York, are not required or permitted to be closed; or

               (iii) If the Escrow Agent receives a final order, decree or judgment of a court of competent jurisdiction or arbitration tribunal (and in the case of an arbitration tribunal, accompanied by a certificate signed by the President or a Vice-President (each, an "Appropriate Officer") of KCS and TMM stating that such arbitration was undertaken in accordance with Section 12.11 or 10.5 of the Acquisition Agreement), and accompanied by an opinion of counsel that such order, decree or judgment is final.

     The Escrow Agent shall mark on Schedule A to the VAT Escrow Note the amount of each reduction in the principal amount thereof as provided in this Section 3.

     2. The VAT Escrow shall be held for the exclusive benefit of the Parties, their successors and assigns and no other person or entity shall have any right, title or interest therein, except as provided in Section 5.

     3. The Parties agree that any dispute between the Parties arising under this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in Section 10.5(e) or 12.11, as appropriate, of the Acquisition Agreement.

     4. On the earliest to occur (the "Release Date") of (i) the fifth anniversary of the Deposit Date (provided there is no unresolved objection from TMM pursuant to Section 2(c)(ii)), (ii) the receipt by the Escrow Agent of written instructions from KCS (provided there is no unresolved objection from TMM pursuant to Section 2(c)(ii)), or (iii) receipt by the Escrow Agent of an order of a final order, decree or judgment of a court or an arbitration tribunal (and in the case of an arbitration tribunal of competent jurisdiction, accompanied by a certificate signed by an Appropriate Officer of KCS and TMM stating that such arbitration was undertaken in accordance with Section 12.11 of the Acquisition Agreement), accompanied by an opinion of counsel that such order, decree or judgment is final (a "Final Resolution"), that release of the VAT Escrow Note is otherwise ordered,

          (a) the VAT Escrow Note, as reduced in accordance with Section 1(c) hereof, shall automatically be converted into the right to receive that number of shares of KCS Common Stock (the "Shares") as provided for in the VAT Escrow Note; and

          (b) KCS shall issue and deliver to MM one or more stock certificates representing the Shares referenced in sub-section 4(a) and the VAT Escrow Note shall be returned by the Escrow Agent to KCS.

          (c) In the event that there is an unresolved objection from TMM pursuant to Section 2(c)(ii) with respect to any claim for reduction of the principal amount of the VAT Escrow Note on the Release Date, (i) KCS shall deliver to MM that number of Shares as equal the portion of the VAT Escrow Note which is not subject to such dispute, if any, and shall deliver the balance, if any, upon agreement of the Parties or a Final Resolution of such dispute, and (ii) the Escrow Agent shall continue to hold the VAT Escrow Note, as reduced by any partial payment thereof in accordance with this Section 4(c), in accordance with the terms of this Agreement, and shall deliver the VAT Escrow Note to KCS upon receipt of written instructions signed by both TMM and KCS as to the disposition of the VAT Escrow Note, or a Final Resolution of such dispute.

     5. (a) The Escrow Agent may act or refrain from acting in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party and believed by the Escrow Agent to be genuine without being required to determine the authenticity or validity thereof or the correctness of any facts stated therein. The Escrow Agent may act or refrain from acting in reliance upon any signature believed by it to be genuine, and may assume that any such person has been properly authorized to do so.

          (b) The Parties hereto, jointly and severally, agree to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, without limitation, reasonable attorneys' fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Agreement in its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense is caused by the Escrow Agent's willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Escrow Agent shall have the right to apply the VAT Escrow held by it in escrow hereunder, and any proceeds thereof, to the payment of any amounts owing to it by TMM or KCS hereunder upon one (1) Business Days' notice to TMM and KCS.

          (c) As between themselves, KCS and TMM agree that in the event that the Escrow Agent exercises its right to apply funds from the VAT Escrow Note to the payment of any amounts owing to it hereunder ("Escrow Agent
     Receivable") as a result of the failure of one of KCS or TMM to make payment in full of 50% of the Escrow Agent Receivable in accordance with
     Section 11 hereof, such non-paying Party shall promptly transfer to the account of the other Party in accordance with such other Party's instructions in immediately available funds an amount equal to the difference between 50% of the Escrow Agent Receivable and the amount, if any, actually paid by the non-paying Party to the Escrow Agent in respect of the Escrow Agent Receivable. In the event that the Escrow Agent exercises its right to apply funds from the VAT Escrow Note to the payment of the Escrow Agent Receivable as a result of the failure of both of KCS and TMM to make payment in full of 50% of the Escrow Agent Receivable in accordance with Section 11 hereof, each such non-paying Party shall promptly transfer to the account of the other Party in accordance with such other Party's instructions in immediately available funds an amount equal to the difference between 50% of the Escrow Agent Receivable and the amount, if any, actually paid by the non-paying Party to the Escrow Agent in respect of the Escrow Agent Receivable.

     6. (a) The Escrow Agent may consult legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions of this Agreement or its duties hereunder, including, without limitation, the validity of any order of any court or arbitration tribunal, and it shall incur no liability and shall be fully protected in acting or refraining from acting in accordance with the opinion and instructions of such counsel

          (b) Each of the Parties  acknowledges and agrees that the Escrow Agent
     (i) shall not be deemed to have knowledge of the terms of, or be responsible for, any of the agreements referred to or described herein (including, without limitation, the Acquisition Agreement, but excluding this Agreement) or for determining compliance therewith and shall not otherwise be bound thereby and (ii) shall be obligated only for the performance of such duties as are specifically set forth in this Agreement on its part to be performed and no implied duties or obligations of any kind shall be read into this Agreement against the Escrow Agent.

     7. In the event of any disagreement between any of the Parties to this Agreement, any adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims and demands on it and retain in its possession without liability to anyone all or any of the property held by it hereunder, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists. The Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act in such event, and the Escrow Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a final order, decree, or judgment of a court or arbitration tribunal of competent jurisdiction (and in the case of an arbitration tribunal, accompanied by a certificate signed by an Appropriate Officer of KCS and TMM stating that such arbitration was undertaken in accordance with Section 12.11 or
10.5 of the Acquisition Agreement), accompanied by an opinion of counsel that such order, decree or judgment is final, or (ii) all differences shall have been resolved by agreement among all the interested persons, and Escrow Agent shall have been notified thereof in writing signed by all such persons. Escrow Agent shall have the option, after thirty (30) calendar days notice to the Parties, of its intention to do so, to file an action in interpleader requiring the Parties to answer and litigate any claims and rights among themselves. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

     8. Notice to the Parties shall be given as provided below. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, a Sunday or a banking holiday in New York, such time shall be extended to the next day on which the Escrow Agent is open for business.

     9. The Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following thirty (30) calendar days written notice to the other Parties to the Escrow Agreement. Prior to the effective date of resignation specified in such notice, the Parties will jointly appoint a successor escrow agent. On the effective date of such appointment, the Escrow Agent shall deliver this Escrow Agreement together with any and all related instruments or documents and all of the funds, securities, documents and other assets held in escrow hereunder to any successor escrow agent selected in writing by Parties to this Agreement. If a successor escrow agent has not been appointed prior to the expiration of thirty (30) calendar days following the date of notice of such resignation, then (i) the Escrow Agent's sole responsibility after that time shall be to safekeep the property held in escrow by it hereunder until receipt by it of designation of a successor escrow agent and (ii) the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent, or other appropriate relief. Any such resulting appointment shall be binding upon all the Parties to this Agreement.

     10. The Parties to this Agreement may by mutual written agreement, with a copy of such agreement forwarded to the Escrow Agent, at any time substitute a new escrow agent by giving ten (10) days notice thereof to the Escrow Agent and paying all fees and expenses due to the Escrow Agent. Any such substitution shall terminate all obligations and duties of the Escrow

Agent hereunder. On the effective date of such substitution, the Escrow Agent shall deliver this Agreement together with any and all related instruments or documents and all of the funds, securities, documents and other assets held in escrow hereunder to a successor escrow agent that the Parties have selected in writing.

     11. The Escrow Agent shall receive the fees provided in Appendix B hereto. Except as provided in Section 5(b), the Escrow Agent shall not be permitted to utilize the Escrow Fund to cover any of its fees or expenses. TMM and KCS agree as between themselves that all fees and expenses of the Escrow Agent shall be paid equally (50% by KCS and 50% by TMM).

     12. Any modification of this Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto. Upon the earlier to occur of (i) the reduction of the VAT Escrow Note in full principal amount, or (ii) the delivery of the VAT Escrow Note to KCS, this Agreement shall be thereupon terminated and of no further force or effect; provided that the provisions of Section 5(b) and 11 (for the period prior to such termination, resignation or substitution) shall survive the termination of this Agreement and the resignation or substitution of the Escrow Agent.

     13. This Agreement shall be governed by the laws of the state of New York in all respects. The Parties hereto irrevocably and unconditionally submit to the jurisdiction of a federal or state court located in New York, New York in connection with any proceedings commenced regarding this Agreement including but not limited to a interpleader proceeding or a proceeding for the employment of a successor escrow agent. The Parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings, without regard to any principles of conflicts of laws, and irrevocably waive any objection to venue or inconvenient forum.

     14. This Agreement may be executed in one or more counterparts, each of which counterpart shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     15. Unless otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person, (b) transmitted by facsimile (with written confirmation), (c) mailed by certified or registered mail (return receipt requested) (in which case such notice shall be deemed given on the third day after such mailing) or (d) delivered by an express courier (with written confirmation) to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Grupo TMM:

         Grupo TMM, S.A.
         Avenida de la Cuspide, No. 4755
         Colonia Parques del Pedregal
         14010 Mexico, D.F.
         Attention:  Corporate Secretary

         CT Corporation
         1209 Orange Street
         Wilmington, Delaware 19801

         With a copy (which shall not constitute notice) to:

         Milbank, Tweed, Hadley & McCloy LLP
         One Chase Manhattan Plaza
         New York, New York 10005
         Attention:  Thomas C. Janson, Esq.

         If to KCS:

         By U.S. Mail:
         Kansas City Southern
         P.O. Box 219335
         Kansas City, MO 64121-9335
         Attention:  Senior Vice President and General Counsel

         By Delivery Service:
         Kansas City Southern
         427 West 12th Street
         Kansas City, MO 64105
         Attention:  Senior Vice President and General Counsel

         With a copy (which shall not constitute notice) to:

         Sonnenschein Nath & Rosenthal LLP
         4520 Main Street, Suite 1100
         Kansas City, MO 64111
         Attention:  John F. Marvin, Esq.

         If to the Escrow Agent:

         The Bank of Nova Scotia Trust Company of New York
         One Liberty Plaza
         New York, NY  10006
         Attention John Neylan

         With a copy to (which shall not constitute notice) to:

         Shearman & Sterling LLP
         599 Lexington Avenue
         New York, NY  10022
         Attention:  Helen Doo

Any Party hereto may from time to time change its address for notices under this
Section 16 giving at least ten (10) days' notice of such changed address to the other Parties hereto.

                            SIGNATURE PAGES FOLLOWING

     IN WITNESS WHEREOF, the Parties and the Escrow Agent have executed this Agreement as of the date first above written.

                               KANSAS CITY SOUTHERN

                               By:  /s/ Michael R. Haverty
                                  -----------------------------
                               Name:    Michael R. Haverty
                               Title:   Chairman, President & CEO

                               KARA SUB, INC.

                               By:  /s/ Ronald G. Russ
                                  -----------------------------
                               Name:    Ronald G. Russ
                               Title:   Vice President

                               KCS INVESTMENT I, LTD.

                               By:  /s/ Ronald G. Russ
                                  -----------------------------
                               Name:    Ronald G. Russ
                               Title:   Vice President

                               KCS ACQUISITION SUBSIDIARY, INC.

                               By:  /s/ Ronald G. Russ
                                  -----------------------------
                               Name:    Ronald G. Russ
                               Title:   Vice President

                               CAYMEX TRANSPORTATION, INC.

                               By:  /s/ Jay M. Nadlman
                                  -----------------------------
                               Name:    Jay M. Nadlman
                               Title:   Vice President & Secretary


                               GRUPO TMM, S.A.

                               By:  /s/ Jose F. Serrano Segovia
                                  -----------------------------
                               Name:    Jose F. Serrano Segovia
                               Title:   Attorney in Fact


                               By:  /s/ Javier Segovia Serrano
                                  -----------------------------
                               Name:    Javier Segovia Serrano
                               Title:   Attorney in Fact

                               TMM HOLDINGS, S.A. de C.V.

                               By:  /s/ Jose F. Serrano Segovia
                                  -----------------------------
                               Name:    Jose F. Serrano Segovia
                               Title:   Attorney in Fact

                               By:  /s/ Javier Segovia Serrano
                                  -----------------------------
                               Name:    Javier Segovia Serrano
                               Title:   Attorney in Fact

                               TMM MULTIMODAL, S.A. de C.V.

                               By:  /s/ Jose F. Serrano Segovia
                                  -----------------------------
                               Name:    Jose F. Serrano Segovia
                               Title:   Attorney in Fact

                               By:  /s/ Javier Segovia Serrano
                                  -----------------------------
                               Name:    Javier Segovia Serrano
                               Title:   Attorney in Fact

                               The Bank of Nova Scotia Trust Company of New York

                               By:  /s/ Andrew Bicker
                                  -----------------------------
                               Name:    Andrew Bicker
                               Title:   Associate Director

                                   APPENDIX A
                         [INSTRUCTIONS TO ESCROW AGENT]

                                   APPENDIX B
                                     [FEES]